Net Other Operating Expense (Income)	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Net Other Operating Expense (Income)	Net Other Operating Expense (Income)
Net other operating income includes the following:

Year ended Dec. 31	2021	2020	2019
Alberta Off-Coal Agreement	(40)	(40)	(40)
Supplier settlements	34	—	—
Onerous contract provisions	14	29	—
Insurance recoveries and other(1)	—	—	(9)
Net other operating expense (income)	8	(11)	(49)
(1) There were no insurance recoveries in 2021 or 2020. In 2019, the Company received $10 million in insurance recoveries related to insurance proceeds for tower fires at Wyoming and Summerview.

A. Alberta Off-Coal Agreement ("OCA")
The Company receives payments from the Government of Alberta for the cessation of coal-fired emissions on or before Dec. 31, 2030. Under the terms of the agreement, the Company receives annual cash payments on or before July 31 of approximately $40 million ($37 million, net of the non-controlling interest related to Sheerness), which commenced Jan. 1, 2017, and will terminate at the end of 2030. The Company recognizes the off-coal payments evenly throughout the year. Receipt of the payments is subject to certain terms and conditions. The OCA’s main condition is the cessation of all coal-fired emissions on or before Dec. 31, 2030 which has been achieved effective Dec. 31, 2021. The affected plants are not, however, precluded from generating electricity at any time by any method, other than generation resulting in coal-fired emissions after Dec. 31, 2030. In July 2018, the Company obtained financing against the OCA payments. Refer to Note 24 for further details.
B. Supplier Settlements
During 2021, $34 million was expensed relating to decisions to no longer proceed with the Sundance Unit 5 repowering project and to retire Keephills Unit 1, including a deferred asset of $10 million (US$8 million) for which the Company is unlikely to incur sufficient capital or operating expenditures to utilize the remaining credit.

C. Onerous Contract Provisions
During 2021, an onerous contract provision for future royalty payments of $14 million was recognized with the shutdown of the Highvale mine.
During 2020, an onerous contract provision of $29 million was recognized as a result of a decision to accelerate plans to eliminate coal as a fuel source by the end of 2021 at the Sheerness facility. The last coal shipment was received during the first quarter of 2021, while the payments under the coal supply agreement will continue until 2025.